Exhibit 99.1



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                         COUNTRYWIDE HOME LOANS, INC.
                                   a Seller



                              COUNTRYWIDE LFT LLC
                                   a Seller



                               PARK MONACO INC.
                                   a Seller






                                  CWHEQ, INC.
                                   Purchaser






                      ----------------------------------
                                AMENDMENT NO. 1
                         Dated as of November 30, 2005
                           to the PURCHASE AGREEMENT
                        Dated as of September 29, 2005
                      ----------------------------------






                 REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES
                                 Series 2005-F


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

      This AMENDMENT NO. 1, dated as of November 30, 2005 (this "Amendment"), to the Purchase Agreement between COUNTRYWIDE HOME LOANS, INC., a New York corporation, as a seller ("CHL" or a "Seller"), COUNTRYWIDE LFT LLC, a Delaware limited liability company, as a seller ("CLFT" or a "Seller"), PARK MONACO INC., a Delaware corporation, as a seller ("Park Monaco" or a "Seller," and together with CHL and CLFT, the "Sellers"), and CWHEQ, INC., a Delaware corporation (the "Purchaser");

                             W I T N E S S E T H :
                             - - - - - - - - - -

      WHEREAS, the Sellers and the Purchaser entered into a Purchase Agreement, dated as of September 29, 2005 (the "Purchase Agreement"); and

      WHEREAS, Section 7.01 of the Purchase Agreement provides that the Purchase Agreement may be amended by the Sellers and the Purchaser, with written consent of the Credit Enhancer; and

      WHEREAS, the Sellers and the Purchaser desire to amend the Purchase Agreement to add certain representations and warranties, and the Credit Enhancer consents to this amendment; and

      WHEREAS, the Sale and Servicing Agreement of even date with the Purchase Agreement (the "Sale and Servicing Agreement"), among the Purchaser, as depositor, CHL, as sponsor and master servicer, CWHEQ Revolving Home Equity Loan Trust, Series 2005-F (the "Trust"), and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee"), incorporates by reference the representations and warranties made in the Purchase Agreement, and the parties to the Sale and Servicing Agreement consent to this Amendment in the Consent to Amendment attached as Schedule A;

      NOW, THEREFORE, the parties agree as follows.

      SECTION 1. Defined terms.

      All capitalized terms used in this Amendment without definition have the meanings given to them in the Purchase Agreement.

      SECTION 2. Amendment.

      Effective as of the date of the Purchase Agreement, Section 3.02(a) of the Purchase Agreement is amended by adding the following subsection after
Section 3.02(a)(64):

            (65) With respect to any Mortgage Loan in Loan Group 1 originated from August 1, 2004 through April 30, 2005, if the related mortgage or the related Mortgage Note, or any document relating to the loan transaction, contains a mandatory arbitration clause (that is, a clause that requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction), CHL (i) will notify the related borrower in writing within 60 days after the issuance of the Notes (or, with respect to mortgage loans transferred to the Trust after the date of the issuance of the Notes, 60 days after the date of transfer), that none of the related Seller, the Servicer or any subsequent party that acquires an interest in the loan or services it will enforce such arbitration clause against the borrower, but that the borrower will continue to have the right to submit a dispute to arbitration and (ii) will place a copy of such notice in the Mortgage File; with respect to any Mortgage Loan in Loan Group 1 originated on or after May 1, 2005, neither the related mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

      SECTION 3. Effect of Amendment.

      Upon execution of this Amendment, the Purchase Agreement shall be amended in accordance with this Amendment and the respective rights and obligations of each Seller and the Purchaser, shall hereafter be subject in all respects to this Amendment, and all the terms of this Amendment shall be part of the Purchase Agreement for all purposes. Except as expressly amended by this Amendment, the Purchase Agreement is in all respects ratified and confirmed, and remains in full force.

      SECTION 4. Binding Effect.

      This Amendment shall bind and inure to the benefit of each Seller, the Purchaser, the Trust, the Indenture Trustee, and the Credit Enhancer.

      SECTION 5. Governing Law.

      THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

      SECTION 6. Severability of Provisions.

      Any provisions of this Amendment that are invalid for any reason or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the invalidity or unenforceability without invalidating the remaining provisions of this Amendment, and the prohibition or unenforceability in a jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction.

      SECTION 7. Counterparts.

      This Amendment may be executed in any number of copies, and by the different parties on the same or separate counterparts, each of which shall be considered to be an original instrument. Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.


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


      IN WITNESS WHEREOF, the Sellers and the Purchaser have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                  CWHEQ, INC.
                                  as Purchaser


                                  By: /s/ Leon Daniels, Jr.
                                      -----------------------
                                  Name:  Leon Daniels, Jr.
                                  Title: Vice President

                                  COUNTRYWIDE HOME LOANS, INC.
                                  as a Seller


                                  By: /s/ Leon Daniels, Jr.
                                      -----------------------
                                  Name:  Leon Daniels, Jr.
                                  Title: Senior Vice President

                                  COUNTRYWIDE LFT LLC
                                  as a Seller


                                  By: /s/ Leon Daniels, Jr.
                                      -----------------------
                                  Name:  Leon Daniels, Jr.
                                  Title: Senior Vice President

                                  PARK MONACO INC.
                                  as a Seller


                                  By: /s/ Leon Daniels, Jr.
                                      -----------------------
                                  Name:  Leon Daniels, Jr.
                                  Title: Senior Vice President



Consented to by:

AMBAC ASSURANCE CORPORATION
as Credit Enhancer


By: /s/ Jeffrey D. Nabi
    ---------------------
Name:  Jeffrey D. Nabi
Title: Managing Director



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

                                                                    Schedule A

                             CONSENT TO AMENDMENT


      The parties to the Sale and Servicing Agreement hereby consent to Amendment no. 1 dated as of November 30, 2005 to the Purchase Agreement dated as of September 29, 2005 and agree to the changes it makes to the Sale and Servicing Agreement by their respective officers as of the day and year first above written.

                                  CWHEQ, INC
                                  as Depositor


                                  By: /s/ Leon Daniels, Jr.
                                      -----------------------
                                  Name:  Leon Daniels, Jr.
                                  Title: Vice President



                                  COUNTRYWIDE HOME LOANS, INC.
                                  as Sponsor and Master Servicer


                                  By: /s/ Leon Daniels, Jr.
                                      -----------------------
                                  Name:  Leon Daniels, Jr.
                                  Title: Senior Vice President



                                  JPMORGAN CHASE BANK, N.A.
                                  as Indenture Trustee

                                  By: /s/ Keith R. Richardson
                                      -----------------------
                                  Name:  Keith R. Richardson
                                  Title: Attorney-In-Fact

                                  CWHEQ REVOLVING HOME EQUITY
                                    LOAN TRUST, SERIES 2005-F
                                  By: WILMINGTON TRUST COMPANY, not in its
                                      individual capacity but solely as Owner
                                      Trustee

                                  By: /s/ Mary Kay Pupillo
                                      -----------------------
                                  Name:  Mary Kay Pupillo
                                  Title: Assistant Vice President



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